SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 19, 2010

CYBERDEFENDER CORPORATION
(Exact name of Company as specified in Charter)

Delaware	333-138430	65-1205833
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

617 West 7th Street, Suite 1000
Los Angeles, California 90017
 (Address of Principal Executive Offices)

213-689-8631
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 4.02a    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

During the course of preparing our September 30, 2010 Form 10-Q the following adjustments were identified :  (i) the Black Scholes value of the warrants issued by the Registrant in March 2009 pursuant to a Media and Marketing Services Agreement should have been classified as an operating expense rather than interest expense and that the Black Scholes value of such warrants should be measured as of each monthly vesting date rather than the grant date starting from March 2009 through September 2010; (ii) certain warrants issued to consultants must be revalued as of their respective vesting dates rather than the grant date, using the Black Scholes method; and (iii) all of the Registrant’s advertising expenses starting in the fourth quarter of 2009 should have been expensed as incurred rather than capitalized and amortized against revenues for a period of 12 months under ASC 340-20  (collectively, the “Adjustments”).

On November 19, 2010, the Audit Committee of the Registrant’s Board of Directors determined to restate the Company’s financial statements for the year ended December 31, 2009 and the quarters ended March 31, 2009 and 2010, June 30, 2009 and 2010 and September 30, 2009 in order to make the Adjustments.  Accordingly, the financial statements contained in the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2009, which was filed with the SEC on March 31, 2010, and the Registrant’s Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2009, which were filed with the SEC on May 15, 2009, August 14, 2009 and November 12, 2009, respectively, and March 31 and June 30, 2010, which were filed with the SEC on May 17, 2010 and August 9, 2010, respectively, should no longer be relied upon.

Management believes the Adjustments will not cause any changes to revenues, net sales or gross profit for the periods to be restated, however, the Registrant’s financial statements have not been re-reviewed or re-audited. On October 11, 2010, the Registrant engaged Grant Thornton LLP as the Registrant’s independent registered public accounting firm to perform a review of the September 30, 2010 10Q and to perform a re-audit of the December 31, 2009 and 2008 financial statements.   The Registrant expects this process to be completed as soon as practicable, whereupon the Registrant plans to file an amendment to its Form 10-K for the year ended December 31, 2009 and amendments to its Form 10-Qs for all quarterly periods of 2009 and for the quarters ended March 31 and June 30, 2010.

As a result of the pending Adjustments, the Registrant is unable to file its Form 10-Q for the quarter ended September 30, 2010 until the foregoing amendments and restatements are filed.

The effects of the identified Adjustments are illustrated below.

	December 31, 2009				March 31, 2010				June 30, 2010
	Restated	Adjustments		As Filed	Restated	Adjustments		As Filed	Restated	Adjustments		As Filed
ASSETS
CURRENT ASSETS:
Cash	$3,357,510			$3,357,510	$6,922,888			$6,922,888	$4,896,518			$4,896,518
Restricted Cash	1,565,841			1,565,841	1,918,606			1,918,606	2,059,028			2,059,028
Accounts receivable, net	489,464			489,464	617,843			617,843	1,146,705			1,146,705
Deferred financing costs, current	191,566			191,566	217,075			217,075	25,509			25,509
Prepaid expenses	302,291			302,291	281,027			281,027	215,885			215,885
Deferred charges, current	3,316,535	(2,312,753	)(1)	5,629,288	3,342,608	(3,985,002	)(1)	7,327,610	2,700,504	(6,085,844	)(1)	8,786,348

Total Current Assets	9,223,207	(2,312,753)		11,535,960	13,300,047	(3,985,002)		17,285,049	11,044,149	(6,085,844)		17,129,993

PROPERTY AND EQUIPMENT, net	242,927			242,927	753,251			753,251	852,705			852,705
DEFERRED FINANCING COSTS, net of current portion	47,892			47,892	25,509			25,509	19,132			19,132
DEFERRED CHARGES, net of current portion	609,904			609,904	627,058			627,058	510,252			510,252
OTHER ASSETS	67,605			67,605	109,903			109,903	110,028			110,028

Total Assets	$10,191,535	$(2,312,753)		$12,504,288	$14,815,768	$(3,985,002)		$18,800,770	$12,536,266	$(6,085,844)		$18,622,110

LIABILITIES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES:
Accounts payable	$4,893,186			$4,893,186	$5,697,170			$5,697,170	$6,281,488			$6,281,488
Accrued expenses	862,023			862,023	498,598			498,598	1,446,760			1,446,760
Deferred revenue, current	9,662,030			9,662,030	10,285,308			10,285,308	10,112,645			10,112,645
Capital lease obligations, current	9,410			9,410	56,886			56,886	90,992			90,992

Total Current Liabilities	15,426,649			15,426,649	16,537,962			16,537,962	17,931,885			17,931,885

DEFFERRED RENT	65,938			65,938	147,835			147,835	254,197			254,197
DEFERRED REVENUE, less current portion	1,117,116			1,117,116	1,334,452			1,334,452	1,968,789			1,968,789
CONVERTIBLE NOTES PAYABLE, net of discount	1,593,000			1,593,000	5,808,629			5,808,629	4,242,500			4,242,500
CAPITAL LEASE OBLIGATION, less current portion	9,708			9,708	129,047			129,047	137,536			137,536

Total Liabilities	18,212,411			18,212,411	23,957,925			23,957,925	24,534,907			24,534,907

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' DEFICIT:
Common stock	16,595,314			16,595,314	16,760,914			16,760,914	27,024			27,024
Additional paid-in capital	21,349,026	4,860,538		16,488,488	27,418,391	8,663,608		18,754,783	53,435,734	13,806,792		39,628,942
Accumulated deficit	(45,965,216)	(7,173,291)		(38,791,925)	(53,321,462)	(12,648,610)		(40,672,852)	(65,461,399)	(19,892,636)		(45,568,763)

Total Stockholders' Deficit	(8,020,876)	(2,312,753)		(5,708,123)	(9,142,157)	(3,985,002)		(5,157,155)	(11,998,641)	(6,085,844)		(5,912,797)

Total Liabilities and Stockholders' Deficit	$10,191,535	$(2,312,753)		$12,504,288	$14,815,768	$(3,985,002)		$18,800,770	$12,536,266	$(6,085,844)		$18,622,110

(1)	Decrease is a result of expensing direct-response advertising costs as incurred rather than capitalizing and amortizing them under ASC 340-20.

	For the Year Ended
	December 31, 2009
	Restated	Adjustments		As Filed

REVENUES:
Net sales	$18,841,893			$18,841,893

COST OF GOODS SOLD	4,182,462			4,182,462

GROSS PROFIT	14,659,431			14,659,431

OPERATING EXPENSES:
Media and marketing services	22,343,333	9,261,824	(1)	13,081,509
Product development	1,851,931			1,851,931
Selling, general and administrative	6,566,661			6,566,661
Investor relations and other related consulting	2,473,345	(730,443	)(2)	3,203,788
Depreciation and amortization	37,117			37,117
Total Operating Expenses	33,272,387	8,531,381		24,741,006

INCOME/LOSS FROM OPERATIONS	(18,612,956)	(8,531,381)		(10,081,575)

OTHER (INCOME)/EXPENSE:
Change in the value of derivative liabilities	(109,058)			(109,058)
Interest expense	2,371,724	(1,358,090	)(2)	3,729,814
Total Other (Income)/Expenses	2,262,666	(1,358,090)		3,620,756

LOSS BEFORE INCOME TAX EXPENSE	(20,875,622)	(7,173,291)		(13,702,331)

INCOME TAX EXPENSE	800			800

NET LOSS	$(20,876,422)	$(7,173,291)		$(13,703,131)

Basic and fully diluted net loss per share	$(0.95)	$(0.33)		$(0.63)

Weighted Average Shares Outstanding:
Basic and fully diluted	21,890,656			21,890,656

(1)
Increase of $2.3 million is a result of expensing direct-response advertising costs as incurred rather than capitalizing and amortizing them under ASC 340-20 and increase of $7.0 is a result of reclassifying and revaluing warrants.

(2)	Decrease is a result of reclassifying and revaluing warrants.

	For the Three Months Ended				For the Nine Months Ended
	September 30, 2009				September 30, 2009
	Restated	Adjustments		As Filed	Restated	Adjustments		As Filed

REVENUES:
Net sales	$4,427,404			$4,427,404	$11,305,678			$11,305,678

COST OF GOODS SOLD	1,018,370			1,018,370	2,451,398			2,451,398

GROSS PROFIT	3,409,034			3,409,034	8,854,280			8,854,280

OPERATING EXPENSES:
Media and marketing services	4,565,758	1,020,617	(1)	3,545,141	13,246,407	2,549,265	(1)	10,697,142
Product development	464,761			464,761	1,129,995			1,129,995
Selling, general and administrative	1,612,330			1,612,330	4,429,880			4,429,882
Investor relations and other related consulting	515,993	25,716	(1)	490,277	2,046,696	(1,009,790	)(1)	3,056,486
Depreciation and amortization	8,980			8,980	29,076			29,076
Total Operating Expenses	7,167,822	1,046,333		6,121,489	20,882,054	1,539,475		19,342,581

INCOME/LOSS FROM OPERATIONS	(3,758,788)	(1,046,333)		(2,712,455)	(12,027,774)	(1,539,475)		(10,488,301)

OTHER (INCOME)/EXPENSE:
Change in the value of derivative liabilities	-			-	(109,058)			(109,058)
Interest expense	445,458	(397,638	)(1)	843,096	2,164,189	(644,337	)(1)	2,808,526
Total Other (Income)/Expenses	445,458	(397,638)		843,096	2,055,131	(644,337)		2,699,468

LOSS BEFORE INCOME TAX EXPENSE	(4,204,246)	(648,695)		(3,555,551)	(14,082,905)	(895,138)		(13,187,769)

INCOME TAX EXPENSE	200			200	600			600

NET LOSS	$(4,204,446)	$(648,695)		$(3,555,751)	$(14,083,505)	$(895,138)		$(13,188,369)

Basic and fully diluted net loss per share	$(0.18)	$(0.03)		$(0.15)	$(0.51)	$0.13		$(0.64)

Weighted Average Shares Outstanding:
Basic and fully diluted	23,619,718			23,619,718	20,688,198			20,688,198

(1)	Adjustment is a result of reclassifying and revaluing warrants.

	For the Three Months Ended				For the Six Months Ended				For the Three Months Ended				For the Six Months Ended
	June 30, 2010				June 30, 2010				June 30, 2009				June 30, 2009
	Restated	Adjustments		As Filed	Restated	Adjustments		As Filed	Restated	Adjustments		As Filed	Restated	Adjustments		As Filed

REVENUES:
Net sales	$9,712,586			$9,712,586	$19,189,916			$19,189,916	$3,686,644			$3,686,644	$6,878,274			$6,878,274

COST OF GOODS SOLD	4,013,801			4,013,801	7,168,851			7,168,851	753,324			753,324	1,433,028			1,433,028

GROSS PROFIT	5,698,785			5,698,785	12,021,065			12,021,065	2,933,320			2,933,320	5,445,246			5,445,246

OPERATING EXPENSES:
Media and marketing services	12,107,101	8,699,862	(1)	3,407,239	21,751,631	15,276,499	(2)	6,475,132	4,186,055	777,748	(3)	3,408,307	8,680,649	1,528,648	(3)	7,152,001
Product development	963,392			963,392	1,715,519			1,715,519	365,497			365,497	665,234			665,234
Selling, general and administrative	3,722,377			3,722,377	6,599,590			6,599,590	1,565,995			1,565,995	2,817,552			2,817,552
Investor relations and other related consulting	-			-	165,045	-		165,045	918,825	(427,382	)(3)	1,346,207	1,425,470	(1,140,739	)(3)	2,566,209
Depreciation and amortization	54,903			54,903	75,145			75,145	9,760			9,760	20,096			20,096
Total Operating Expenses	16,847,773	8,699,862		8,147,911	30,306,930	15,276,499		15,030,431	7,046,132	350,366		6,695,766	13,609,001	387,909		13,221,092

INCOME/LOSS FROM OPERATIONS	(11,148,988)	(8,699,862)		(2,449,126)	(18,285,865)	(15,276,499)		(3,009,366)	(4,112,812)	(350,366)		(3,762,446)	(8,163,755)	(387,909)		(7,775,846)

OTHER (INCOME)/EXPENSE:
Change in the value of derivative liabilities					-			-	-			-	(109,058)			(109,058)
Interest expense	990,749	(1,455,836	)(3)	2,446,585	1,209,917	(2,557,155	)(3)	3,767,072	841,838	(211,083	)(3)	1,052,921	1,718,732	(246,698	)(3)	1,965,430
Total Other (Income)/Expenses	990,749	(1,455,836)		2,446,585	1,209,917	(2,557,155)		3,767,072	841,838	(211,083)		1,052,921	1,609,674	(246,698)		1,856,372

LOSS BEFORE INCOME TAX EXPENSE	(12,139,737)	(7,244,026)		(4,895,711)	(19,495,782)	(12,719,344)		(6,776,438)	(4,954,650)	(139,283)		(4,815,367)	(9,773,429)	(141,211)		(9,632,218)

INCOME TAX EXPENSE	200			200	400			400	200			200	400			400

NET LOSS	$(12,139,937)	$(7,244,026)		$(4,895,911)	$(19,496,182)	$(12,719,344)		$(6,776,838)	$(4,954,850)	$(139,283)		$(4,815,567)	$(9,773,829)	$(141,211)		$(9,632,618)

Basic and fully diluted net loss per share	$(0.46)	$(0.27)		$(0.19)	$(0.75)	$(0.49)		$(0.26)	$(0.24)	$(0.01)		$(0.24)	$(0.51)	$(0.04)		$(0.47)

Weighted Average Shares Outstanding:
Basic and fully diluted	26,427,048			26,427,048	26,094,502			26,094,502	20,392,487			20,392,487	20,688,198			20,688,198

(1)
Increase of $2.1 million is a result of expensing direct-response advertising costs as incurred rather than capitalizing and amortizing them under ASC 340-20 and increase of $6.6 is a result of reclassifying and revaluing warrants.

(2)
Increase of $3.8 million is a result of expensing direct-response advertising costs as incurred rather than capitalizing and amortizing them under ASC 340-20 and increase of $11.5 is a result of reclassifying and revaluing warrants.

(3)	Adjustment is a result of reclassifying and revaluing warrants.

	For the Three Months Ended				For the Three Months Ended
	March 31, 2010				March 31, 2009
	Restated	Adjustments		As Filed	Restated	Adjustments		As Filed

REVENUES:
Net sales	$9,477,330			$9,477,330	$3,191,630			$3,191,630

COST OF GOODS SOLD	3,155,050			3,155,050	679,704			679,704

GROSS PROFIT	6,322,280			6,322,280	2,511,926			2,511,926

OPERATING EXPENSES:
Media and marketing services	9,644,531	6,576,638	(1)	3,067,893	4,494,595	750,901	(2)	3,743,694
Product development	752,127			752,127	299,737			299,737
Selling, general and administrative	2,877,213			2,877,213	1,251,557			1,251,557
Investor relations and other related consulting	165,045			165,045	506,644			1,220,002
Depreciation and amortization	20,242			20,242	10,336			10,336
Total Operating Expenses	13,459,158	6,576,638		6,882,520	6,562,869	750,901		6,525,326

INCOME/LOSS FROM OPERATIONS	(7,136,878)	(6,576,638)		(560,240)	(4,050,943)	(750,901)		(4,013,400)

OTHER (INCOME)/EXPENSE:
Change in the value of derivative liabilities	-			-	(109,058)			(109,058)
Interest expense	219,169	(1,101,318	)(2)	1,320,487	876,894	(35,615	)(2)	912,509
Total Other (Income)/Expenses	219,169	(1,101,318)		1,320,487	767,836	(35,615)		803,451

LOSS BEFORE INCOME TAX EXPENSE	(7,356,047)	(5,475,320)		(1,880,727)	(4,818,779)	(715,286)		(4,816,851)

INCOME TAX EXPENSE	200			200	200			200

NET LOSS	$(7,356,247)	$(5,475,320)		$(1,880,927)	$(4,818,979)	$(715,286)		$(4,817,051)

Basic and fully diluted net loss per share	$(0.29)	$(0.21)		$(0.07)	$(0.27)	$(0.00)		$(0.27)

Weighted Average Shares Outstanding:
Basic and fully diluted	25,758,260			25,758,260	17,990,516			17,990,516

(1)
Increase of $1.7 million is a result of expensing direct-response advertising costs as incurred rather than capitalizing and amortizing them under ASC 340-20 and increase of $4.9 is a result of reclassifying and revaluing warrants.

(2)	Adjustment is a result of reclassifying and revaluing warrants.

The Registrant’s Audit Committee and Chief Financial Officer are assessing the effect of the restatements on the Registrant’s internal control over financial reporting and its disclosure controls and procedures.  The Registrant’s Audit Committee and Chief Financial Officer will not reach a final conclusion on the effect of the restatements on internal control over financial reporting and disclosure controls and procedures until completion of the restatement process.

The Registrant's Audit Committee and Chief Financial Officer have discussed the matters disclosed in this filing with Grant Thornton LLP.

Item 9.01    Financial Statements and Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 22, 2010

CYBERDEFENDER CORPORATION

By:	/s/ Kevin Harris
Kevin Harris, Chief Financial Officer